EXHIBIT 10.3
AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER
               THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of November 5, 2009, is entered into by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent and each other Subsidiary that becomes a party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) in light of the following:
W I T N E S S E T H
               WHEREAS, Parent, Borrowers, Lenders, Agent, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger are parties to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or otherwise modified through the date hereof, the “Credit Agreement”);
               WHEREAS, Borrowers have informed Agent that (i) Robert Y. Greenberg, a Permitted Holder, has entered into The Robert Y. Greenberg 2009 Annuity Trust, executed on September 14, 2009 (the “Robert Greenberg Trust”), by and among Robert Y. Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee (the “Trustee of the Robert Greenberg Trust”) and, in connection therewith, has transferred 2.5 million Class B shares of the Stock of Parent to the Robert Greenberg Trust and (ii) M. Susan Greenberg, a Permitted Holder, has entered into The M. Susan Greenberg 2009 Annuity Trust, executed on September 14, 2009 (the “Susan Greenberg Trust”; and together with the Robert Greenberg Trust, collectively, the “Trusts”), by and among M. Susan Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee (the “Trustee of the Susan Greenberg Trust”; the Trustee of the Susan Greenberg Trust and the Trustee of the Robert Greenberg Trust, referred to collectively as the “Trustee”) and, in connection therewith, has transferred 2.5 million Class B shares of the Stock of Parent to the Susan Greenberg Trust;
               WHEREAS, the Trusts do not constitute “Family Trusts” as defined in Schedule P-1 to the Credit Agreement;
               WHEREAS, (i) as a result of the transfer of the Class B shares of the Stock of Parent to the Trusts, the Permitted Holders own and control approximately 48.1% of the Stock of Parent having the right to vote for the election of members of the Board of Directors, (ii) pursuant to the terms and conditions of the Robert Greenberg Trust and the Susan Greenberg Trust, the Trustee is the beneficial owner of approximately 30.5% of the Stock of Parent having the right to vote for the election of members of the Board of Directors, and (iii) in light of clauses (i) and (ii) of this recital, a Change of Control has occurred under the Credit Agreement (the “Designated Change of Control”);
               WHEREAS, the occurrence of the Designated Change of Control constitutes an Event of Default pursuant to Section 6.8 of the Credit Agreement (the “Designated Event of Default”);
               WHEREAS, Borrowers have requested that Agent and Lenders (i) make certain amendments to the Credit Agreement and (ii) waive the Designated Event of Default; and

               WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Borrowers’ requests.
               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.
     2. Amendments to Credit Agreement.
          (a) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending and restating or adding (as applicable) the following definitions in the appropriate alphabetical order:
               “Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by either (i) the Permitted Holders (other than any trust or estate planning vehicle pursuant to clause (b) or (c) of the definition of Family Trust) or (ii) a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent and whose initial assumption of office resulted from such contest or the settlement thereof.
               “Family Member” has the meaning specified therefor in Schedule P-1.
               “Family Trusts” has the meaning specified therefor in Schedule P-1.
               “First Amendment” means that certain Amendment Number One to Credit Agreement and Waiver, dated as of November 5, 2009, by and among the Borrowers, Agent, and the Lenders signatory thereto.
               “Non-Qualified Family Trust” has the meaning specified therefor in Section 5.17 of the Agreement.
               “Robert Greenberg Trust Agreement” has the meaning specified therefor in the definition of Family Trusts.
               “Susan Greenberg Trust Agreement” has the meaning specified therefor in the definition of Family Trusts.
               “Trust Agreements” and “Trust Agreement” have the respective meanings specified therefor in the definition of Family Trusts.
          (b) Section 5 of the Credit Agreement is hereby amended and modified by adding a new Section 5.17 following Section 5.16 therein as follows:
               “5.17 Trusts. In the event that any trust or other estate planning vehicle is established for the benefit of Robert Greenberg or any Family Member of Robert Greenberg on or after the date of the First Amendment, which trust or other estate planning vehicle does not constitute a Family Trust solely because Robert Greenberg or a Family Member of Robert Greenberg does not serve as trustee or a similar capacity therefor (a “Non-Qualified Family Trust”), Borrower shall provide Agent with not less than 5 Business Days prior written notice before (a) the establishment of any such Non-Qualified Family Trust that, at the time of its creation, will hold 250,000 or more shares of the Stock of Parent and (b) the transfer or contribution (whether in one transfer or contribution or a series of related transfers or contributions) of 250,000 or more shares of the Stock of Parent to any such Non-Qualified Family Trust, in each case, together with copies of the applicable trust agreement or estate planning vehicle agreement relating to such Non-Qualified Family Trust.”
          (c) Section 8.2 of the Credit Agreement is hereby amended and modified by amending and restating Section 8.2(a) in its entirety as follows:
               “(a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2 (other than with respect to any of clauses (a) through (r) of Schedule 5.2), 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrowers refuse to allow Agent or its representatives or agents to visit Borrowers’ properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of Borrowers), 5.10, 5.11, 5.14, or 5.17 of this Agreement, (ii) Sections 6.1 through 6.16 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 6 of the Security Agreement;”
          (d) Section 15.1 of the Credit Agreement is hereby amended and modified by amending and restating the first four sentences appearing therein in their entirety as follows:
               “15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints WFF as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. The provisions of this Section 15 are solely for the benefit of Agent and the Lenders, and Parent and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral.”
          (e) Section 15.3 of the Credit Agreement is hereby amended and modified by inserting “(or Bank Product Providers)” after “the Lenders” appearing therein.
          (f) Section 15.4 of the Credit Agreement is hereby amended and modified by (1) inserting “(and, if it so elects, the Bank Product Providers)” after the phrase “If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders” and (b) inserting “(and Bank Product Providers)” after “the Lenders” in the last sentence appearing therein.
          (g) Section 15.6 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.6 Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Parent and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to Borrowers, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement).”
          (h) Section 15.7 of the Credit Agreement is hereby amended and modified by inserting “(or Bank Product Providers)” after “Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Parent and its Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders” appearing therein.
          (i) Section 15.8 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.8 Agent in Individual Capacity. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, WFF or its Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include WFF in its individual capacity.”
          (j) Section 15.9 of the Credit Agreement is hereby amended and modified by amending and restating the first three sentences appearing therein in their entirety as follows:
               “15.9 Successor Agent. Agent may resign as Agent upon 30 days prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled to, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders (and the Bank Product Providers). If, at the time that Agent’s resignation is effective, it is acting as an Issuing Lender or the Swing Lender, such resignation shall also operate to effectuate its resignation as an Issuing Lender or the Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit, to cause the Underlying Issuer to issue Letters of Credit, or to make Swing Loans.”
          (k) Section 15.10 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) of such section in its entirety as follows:
               “(a) Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.”
          (l) Section 15.11 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.11 Collateral Matters.
                    (a) The Lenders hereby irrevocably authorize (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral or otherwise consent to the disposition thereof free of the Lien created by the Loan Documents (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Parent or its Subsidiaries owned no interest at the time Agent’s Lien was granted nor at any time thereafter, or (iv) constituting property leased to Parent or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. The Lenders hereby irrevocably authorize (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted by Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, or at any other sale or foreclosure conducted by Agent (whether by judicial action or otherwise) in accordance with applicable law. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of Collateral having an aggregate book value in excess of $75,000,000 during any calendar year, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers); provided, however, that nothing in clause (y) of this sentence shall be deemed to restrict or limit the enforcement rights or remedies of Agent with respect to the Collateral under this Agreement or any other Loan Document that arise as a result of an Event of Default. Upon request by Agent or Borrowers at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. The Lenders further hereby irrevocably authorize (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent, at its option and in its sole discretion, to subordinate any Lien granted to or held by Agent under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness.
                    (b) Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) to assure that the Collateral exists or is owned by Parent or its Subsidiaries or is cared for, protected, or insured or has been encumbered, or that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise provided herein.”
          (m) Section 15.13 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.13 Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.”
          (n) Section 15.14 of the Credit Agreement is hereby amended and modified by inserting “(or Bank Product Providers)” after “the Lenders” appearing therein:
          (o) Section 15.15 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider).”
          (p) Schedule P-1 to the Credit Agreement is hereby amended in its entirety and replaced with Schedule P-1 attached hereto as Exhibit B.
     3. Waiver of Designated Event of Default. Anything in the Credit Agreement to the contrary notwithstanding, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, Agent and Lenders hereby (i) waive the Designated Event of Default; provided, however, nothing herein, nor any communications among Parent, any Borrower, any Guarantor, Agent, or any Lender, shall be deemed a waiver with respect to any Events of Default, other than the Designated Event of Default, or any future failure of Parent, any Borrower or any Guarantor to comply fully with any provision of the Credit Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against Parent, any Borrower and any Guarantor under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement.
     4. Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:
          (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
          (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor.
          (c) Agent shall have received copies of The Robert Y. Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among Robert Y. Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, and The M. Susan Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among M.

Susan Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, and any other documents executed in connection therewith, duly executed and delivered by each party thereto, as in effect on November 5, 2009, which documents shall be in full force and effect and shall in the forms attached as Exhibit C hereto.
          (d) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
          (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.
          (f) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
     5. Representations and Warranties. Each of Parent and each Borrower hereby represents and warrants to Agent and the Lenders as follows:
          (a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business in all material respects as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
          (b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action on the part of such Borrower or Parent, as the case may be and (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower or any Guarantor, other than Permitted Liens, or (D) require any approval of any Borrower’s or any Guarantor’s interestholders or any approval or consent of any Person under any Material Contract of any Borrower or any Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
          (c) No registration with, consent, or approval of, or notice to, or other action by, any Governmental Authority, other than registrations, consents approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date, is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.
          (d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group.
          (f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.
          (g) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true, correct, and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
          (h) This Amendment has been entered into without force or duress, of the free will of each of Parent and each Borrower, and the decision of each of Parent and each Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.
          (i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.
     6. Release by Each Borrower and Each Guarantor.
          (a) Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims (provided that, future claims are hereby waived, released, remised and forever discharged solely to the extent such future claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment), suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter (provided, that, claims that might arise hereafter are hereby waived, released, remised and forever discharged solely to the extent such claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment) have against any such Releasee which relates, directly or indirectly, to any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment, which relate directly or indirectly, to the Credit Agreement, any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
               “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”
               As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
               Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
          (b) Each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If each Borrower and each Guarantor or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
     7. Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     8. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 14.1 of the Credit Agreement.
     9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
     10. Expenses. Each Borrower shall pay to the Agent and the Lenders all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment any documents and instruments relating thereto. In addition thereto, each Borrower agrees to reimburse Agent and the Lenders on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent or any Lender).
     11. Effect on Loan Documents.
               (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents (except as expressly stated herein), and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver (except as expressly stated herein) of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default (other than the Designated Event of Default). To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
          (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
          (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
          (d) This Amendment is a Loan Document.
          (e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.
     12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
     13. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     14. Reaffirmation of Obligations. Each of Parent and each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Parent and each Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof.

     15. Ratification. Each of Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.
     16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

SKECHERS U.S.A., INC., a Delaware corporation, as Parent and as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Operating Officer

SKECHERS U.S.A., INC. II, a Delaware corporation, as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Financial Officer

SKECHERS BY MAIL, INC., a Delaware corporation, as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Financial Officer

310 GLOBAL BRANDS, INC., a Delaware corporation, as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Executive Officer

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ RINA SHINODA
	Name:	Rina Shinoda
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ STEPHEN KING
	Name:	Stephen King
	Title:	Senior Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

PNC BANK, N.A., as a Lender
By:	/s/ Robin L. Arriola
	Name:	Robin L. Arriola
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

UNION BANK, N.A., as a Lender
By:	/s/ PETER EHLINGER
	Name:	Peter Ehlinger
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

HSBC BUSINESS CREDIT (USA) INC., as a Lender
By:	/s/ KYSHA A. PIERRE-LOUIS
	Name:	Kysha A. Pierre-Louis
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

CIT BANK, as a Lender
By:	/s/ BENJAMIN HASLAM
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

CAPITAL ONE LEVERAGE FINANCE CORPORATION, as a Lender
By:	/s/ ARI KAPLAN
	Name:	Ari Kaplan
	Title:	Senior Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ WAYNE G. ELLIOTT
	Name:	Wayne Glen Elliott
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

EXHIBIT A
REAFFIRMATION AND CONSENT
               All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent and each other Subsidiary that becomes and party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger, as amended by that certain Amendment Number One to Credit Agreement and Waiver, dated as of November 5, 2009 (the “Amendment”), by and among the Borrowers, the Lenders signatory thereto, and Agent. The undersigned Guarantors each hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not violate of any material provisions of federal, state, or local law or regulation applicable to it or its Subsidiaries or of the terms of its Governing Documents, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (iv) do not and will not in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (v) do not and will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, and (vi) do not and will not require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, including, without limitation, and agrees to the terms of the release granted in Section 6 thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect; and (e) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and the Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof. Although each of the undersigned has been informed of the matters set forth herein and in the Amendment and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.
               This Reaffirmation and Consent is a Loan Document.
               THE VALIDITY OF THIS REAFFIRMATION AND CONSENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[signature page follows]

               IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

SKECHERS COLLECTION, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

SKECHERS SPORT, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

DUNCAN INVESTMENTS, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

SEPULVEDA BLVD. PROPERTIES, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO
AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER]

SKX ILLINOIS, LLC, an Illinois limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO
AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER]

EXHIBIT B
Schedule P-1
Permitted Holder means Robert Greenberg and any of his Affiliates, Family Members, Family Trusts and any Family Trust of a Family Member of Robert Greenberg.
For purposes of this Schedule, “Family Member” means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual and “Family Trusts” means, (a) with respect to any individual, trusts or other estate planning vehicles established for the benefit of such individual or Family Members of such individual and in respect of which such individual or a Family Member of such individual serves as trustee or in a similar capacity, (b) with respect to Robert Y. Greenberg, The Robert Y. Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among Robert Y. Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, as in effect on November 5, 2009 in the form attached as Exhibit C to the First Amendment (the “Robert Greenberg Trust Agreement”), and (c) with respect to M. Susan Greenberg, The M. Susan Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among M. Susan Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, as in effect on November 5, 2009 in the form attached as Exhibit C to the First Amendment (the “Susan Greenberg Trust Agreement,”, and together with the Robert Greenberg Trust Agreement, each a “Trust Agreement” and collectively, the “Trust Agreements”).